Exhibit 10.5

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Station Holdco LLC (the “Company”) shall solely be effective as of February 28, 2017. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the LLC Agreement.
RECITALS
WHEREAS, pursuant to Section 14.1 of the LLC Agreement, the Managing Member and the holders of a majority of the outstanding LLC Units (other than the Managing Member) desires to amend the LLC Agreement upon the terms and conditions hereinafter set forth herein.
NOW, THEREFORE, the LLC Agreement is hereby amended as follows:
ARTICLE I

AMENDMENTS TO LLC AGREEMENT

Section 11.2 of the LLC Agreement is hereby amended to eliminate subsection (a) thereof and to amend and restate the first sentence of subsection (c) thereof to read as follows in its entirety:
“The Company and the Members agree that, for a period of two (2) years following the consummation of the IPO, the aggregate number of shares of Class A Common Stock issued or issuable in connection with awards made pursuant to the Equity Incentive Plan, any successor plan thereto, or otherwise (other than awards made in substitution of awards issued pursuant to the Company’s Profit Unit Plan that were outstanding prior to the consummation of the IPO) shall not exceed 50% of the total number of shares of Class A Common Stock reserved for issuance pursuant to the Equity Incentive Plan.”
ARTICLE II

MISCELLANEOUS

Section 2.1    Effect on the LLC Agreement. Except as amended and modified herein, the LLC Agreement remains in full force and effect.

Section 2.2    Miscellaneous. Article 15 of the LLC Agreement shall apply mutatis mutandis to this Amendment.

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RED ROCK RESORTS, INC.

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

FI STATION INVESTOR LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

FERTITTA BUSINESS MANAGEMENT LLC

By: /s/ FRANK J. FERTITTA III
Name:    Frank J. Fertitta III
Title:    General Manager

FERTITTA BUSINESS MANAGEMENT LLC

By: /s/ LORENZO J. FERTITTA
Name:    Lorenzo J. Fertitta
Title:    General Manager

STATION CASINOS BLOCKER I, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement]

STATION CASINOS BLOCKER II, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

STATION CASINOS BLOCKER III, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

STATION CASINOS BLOCKER IV, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

STATION CASINOS BLOCKER V, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

STATION CASINOS BLOCKER VI, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement]

STATION CASINOS BLOCKER VII, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

STATION CASINOS BLOCKER VIII, LLC

By: /s/ MARC J. FALCONE
Name:    Marc J. Falcone
Title:    Executive Vice President,
Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement]